POWER OF ATTORNEY

     The undersigned hereby constitute and appoint Mark N. Jacobs, Steven Newman, Michael Rosenberg, Jeff Prusnofsky, Robert Mullery, Janette Farragher, Mark Kornfeld and John Hammalian, and each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her, and in his or her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to the Registration Statement of Dreyfus Worldwide Dollar Money Market Fund, Inc. (including post-effective amendments and amendments thereto),and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
Joseph S. DiMartino                                               March 22, 2000
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Joseph S. DiMartino


/s/ Lucy Wilson Benson                                            March 22, 2000
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Lucy Wilson Benson


/s/ David W. Burke                                                March 22, 2000
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David W. Burke


/s/ Martin D. Fife                                                March 22, 2000
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Martin D. Fife


/s/ Whitney I. Gerard                                             March 22, 2000
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Whitney I. Gerard


/s/ Arthur A. Hartman                                             March 22, 2000
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Ambassador Arthur A. Hartman


/s/ George L. Perry                                               March 22, 2000
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George L. Perry


/s/ Paul D. Wolfowitz                                             March 22, 2000
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Paul D. Wolfowitz